UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022

AVALO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37590	45-0705648
(Commission File Number)	(IRS Employer Identification No.)
540 Gaither Road, Suite 400, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AVTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

The terms of the Waiver, as defined below in Item 5.02(b), are incorporated herein by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 8, 2022, Steven Boyd and Keith Maher, MD, both of Armistice Capital, LLC, the investment manager to Armistice Capital Master Fund Ltd. (the “Master Fund”), notified the Board of Directors (the “Board”) of Avalo Therapeutics, Inc. (the “Company”) that they have resigned from their positions on the Board. Mr. Boyd and Dr. Maher’s resignations from the Board, effective August 8, 2022, did not arise from any disagreement with the Company, any member of the Board, or Company management regarding any matter related to the Company’s operations, policies, practices, or otherwise, and will allow them to dedicate additional time to other aspects of the Master Fund's business.

Mr. Boyd and Dr. Maher were each a Board designee of the Master Fund, which had the right to appoint (the “Appointment Right”) up to two (2) directors to the Board and replace such directors in certain circumstances, including upon resignation or removal of such directors, pursuant to the Securities Purchase Agreement and related Certificate of Designations, dated April 27, 2017, by and between the Company and the Master Fund (the “Purchase Agreement”). Pursuant to a waiver dated August 11, 2022 (the “Waiver”), the Master Fund irrevocably and permanently waived its Appointment Right under the Purchase Agreement. The foregoing description of the Waiver does not purport to be complete and is qualified by reference to the full text of such Waiver, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

The Board appointed the Company’s President and Chief Executive Officer and Board member, Dr. Garry Neil, M.D., to replace Mr. Boyd as Chairman of the Board. Current Board member, Dr. Magnus Persson, will continue in the role of Lead Independent Director.

Item 8.01.    Other Events.

On August 11, 2022, the Company issued a press release addressing the resignations of Mr. Boyd and Dr. Maher. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

10.1	Waiver, dated August 11, 2022.

99.1	Press Release, dated August 11, 2022.

104	The cover pages of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALO THERAPEUTICS, INC.

Date: August 11, 2022	By:	/s/ Christopher Sullivan
Christopher Sullivan
Chief Financial Officer

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